UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   August 2, 2006
                                                   -----------------------------


                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                001-16197                 22-3537895
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
  of Incorporation)                File Number)              Identification No.)


158 Route 206, Peapack-Gladstone, New Jersey                      07934
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code   (908) 234-0700
                                                     ---------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 , CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry Into a Material Definitive Agreement

On August 2, 2006, the Corporation and Bridget J. Walsh (the "Executive") entered into a Change in Control Agreement. The agreement entered into between the Corporation and the Executive is attached hereto as Exhibit 10.1.

The term of the agreement extends for three years with an automatic extension at the end of each year. In the event that a change in control (as defined in the agreement) occurs while the agreement is in effect, the Executive will be provided with a three-year employment agreement in the same position, at the same base salary and with a bonus equal to the average bonus paid to her over the most recent three years. If, during such three-year period, the Executive resigns for good reason (as defined in the agreement) or is terminated without cause (as defined in the agreement) she will be entitled to an immediate lump-sum payment equal to three times her base salary and bonus amount, as well as any 401(k) deferral paid during any calendar year in the three years prior to the change in control. The Executive will also be entitled to continue receiving benefits for up to a three-year period.

The foregoing description is qualified in its entirely by Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)      10.1     Change in Control  Agreement by and  between  Bridget J. Walsh and the Corporation  dated August 2,2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PEAPACK-GLADSTONE FINANCIAL CORPORATION



Dated:   August 4, 2006              By:  /s/ Arthur F. Birmingham
                                          --------------------------------------
                                     Name:    Arthur F. Birmingham
                                     Title:   Executive Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.          Title
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10.1                 Change in Control Agreement by and between Bridget J. Walsh and the Corporation dated August 2, 2006.